UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 19, 2012

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 19, 2012, Wausau Paper Corp. (the “Company”) announced that the Company’s Board of Directors had amended the Company’s bylaws to extend, until February 10, 2012, the deadline for shareholders to nominate candidates for election to the Company’s Board of Directors at the Company’s 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”).

Section 8 – Other Events

Item 8.01

Other Events

In connection with the Company’s amendment of its bylaws, the Company issued a news release.  A copy of the news release is included with this Current Report on Form 8-K as Exhibit 99.1.

Important Information

The Company, its directors, and certain of its executive officers and employees will be participants in the solicitation of proxies in connection with the 2012 Annual Meeting.  Important information concerning the identity and interests of these persons will be available in the Company’s proxy statement for its 2012 Annual Meeting and will be filed on a Schedule 14A with the Securities and Exchange Commission (the “SEC”).

The Company’s proxy statement, and any other relevant documents and other materials filed with the SEC concerning the Company will be, when filed, available free of charge at http://www.sec.gov and http://www.wausaupaper.com/investors.aspx.  Shareholders should read the proxy statement and the accompanying proxy card carefully when they become available, because they will contain important information, before making any voting decision.

Information Regarding Participants

The Company, its directors, and certain of its executive officers and employees will be participants in the solicitation of proxies in connection with the 2012 Annual Meeting.  The participants in the solicitation may include the following individuals:  San W. Orr, Jr., Londa J. Dewey, Gary W. Freels, Thomas J. Howatt, G. Watts Humphrey, Jr., and Dennis J. Kuester, each of whom is a current director of the Company; as well as Henry C. Newell (President and Chief Executive Officer of the Company), Scott P. Doescher (Executive Vice President-Chief Financial Officer), Michael W. Nelson (Senior Vice President-Paper), Michael R. Wildenberg (Senior Vice President-Tissue), Patrick J. Medvecz (Senior Vice President-Operations), and Sherri L. Lemmer (Vice President-Finance and Information Technology).

Beneficial information included below is determined in accordance with the rules of the SEC and includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has or will have the right to acquire within 60 days after the date of this Current Report on Form 8-K:

Name	Common Stock Beneficially Owned	Percent of Class

Londa J. Dewey	12,494	*
Gary W. Freels	1,033,905	2.09%
Thomas J. Howatt	1,024,214	2.05%
G. Watts Humphrey, Jr.	40,676	*
Dennis J. Kuester	78,841	*
San W. Orr, Jr.	2,149,935	4.35%
Scott P. Doescher	303,372	*
Henry C. Newell	225,116	*
Michael W. Nelson	23,213	*
Michael R. Wildenberg	203,152	*
Patrick J. Medvecz	84,720	*
Sherri L. Lemmer	19,856	*
All directors and executive officers as a group (12 persons)	5,199,494	10.19%

*  Less than 1%

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 3.2

Bylaws as amended January 19, 2012

Exhibit 99.1

News release dated January 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 19, 2012

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated January 19, 2012

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 3.2

Bylaws as amended January 19, 2012

Exhibit 99.1

News release dated January 19, 2012